UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         MARCH 14, 2005 (MARCH 8, 2005)
                Date of Report (Date of earliest event reported)

                  FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  333-120412                 58-2342021
(State or other jurisdiction   (Commission File No.)          (IRS Employer
      of incorporation)                                    Identification No.)


                         420 LEXINGTON AVENUE, SUITE 518
                               NEW YORK, NY 10170
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (212) 972-2000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Fusion's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Fusion's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Fusion's actual results to differ from management's current expectations are contained in Fusion's filings with the Securities and Exchange Commission. Fusion undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 8, 2005, a wholly owned subsidiary of Fusion Telecommunications, Inc. Fusion Turkey, LLC. entered into a Stock Purchase Agreement to acquire 75% of the shares of LDTS Uzak Mesafe Telekomikasyon ve Iletisim Hizmetleri San.Tic.A.S. ("LDTS") from the existing shareholders. LDTS possesses a Type 2 telecommunications license approved by the Turkish Telecom Authority. This license will permit Fusion to offer VoIP services under its Efonica brand and other Internet services to corporations and consumers in Turkey. Fusion is acquiring the shares for approximately $131,000 cash and the posting of a bank guarantee of $251,000. The transaction is subject to receipt of approval from the Turkish Telecom Authority.

On March 14, 2005, Fusion Telecommunications Inc. issued a press release describing the transaction. The Stock Purchase Agreement and the press release are attached as Exhibits 10.1 and 99.1, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

10.1 Stock Purchase Agreement dated March 8, 2005 between FUSION TURKEY, L.L.C., LDTS UZAK MESAFE TELEKOMUNIKASYON VE ILETISIM HIZMETLERI SAN.TIC.A.S. and Bayram Ali BAYRAMOGLU; Mecit BAYRAMOGLU Mehmet; Musa BAYSAN; Yahya BAYRAMOGLU and Ozlem BAYSAN.


99.1 Press Release issued by Fusion Telecommunications International, Inc., dated March 14, 2005, entitled "Fusion Enters Turkish Market."



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Fusion Telecommunications International, Inc.

                              By: /s/ Matthew D. Rosen
                                  ----------------------------------------------
                                  Matthew D. Rosen, President and
                                  Chief Operating Officer

March 14, 2005


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



                                  EXHIBIT INDEX




EXHIBIT
NUMBER         DESCRIPTION

10.1 Stock Purchase Agreement dated March 8, 2005 between FUSION TURKEY, L.L.C., LDTS UZAK MESAFE TELEKOMUNIKASYON VE ILETISIM HIZMETLERI SAN.TIC.A.S. and Bayram Ali BAYRAMOGLU; Mecit BAYRAMOGLU Mehmet; Musa BAYSAN; Yahya BAYRAMOGLU and Ozlem BAYSAN.


99.1 Press Release issued by Fusion Telecommunications International, Inc., dated March 14, 2005, entitled "Fusion Enters Turkish Market"